Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Assets Disclosure [Text Block]

Note 10 – Other Assets

Other long-term assets consisted of the following at December 31:

	2011	2010
Intangible assets – workforce in place:
Gross	$-	$4,800
Accumulated amortization	-	(4,475)
Net intangible assets	-	325

Debt issuance costs	23,460	23,702
Deposits and other costs related to SM Energy	6,000	-
Fair market value of long-term portion of derivatives	-	1,611
Other	924	257

	$30,384	$25,895

Intangible assets represented the purchase price allocated to the assembled workforce as a result of an acquisition and was amortized over its estimated life using the straight-line method. The intangible assets were fully amortized during 2011.

Debt issuance costs are amortized over the life of the related debt obligation. During 2011, we incurred $11.4 million in debt issuance costs related to the issuance of our Senior Term Loan. See Note 12 for additional discussion.